UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 27, 2015

AOL INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34419	20-4268793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway, New York, New York 10003

(Address of Principal Executive Offices) (Zip Code)

212-652-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Certain Amended and Restated Benefit Plan

(e) On May 27, 2015, the stockholders of AOL Inc. (the “Company”) approved the Amended and Restated AOL Inc. Annual Incentive Plan for Executive Officers (“the Plan”) at the Company’s 2015 annual meeting of stockholders (the “Annual Meeting”). The Plan was amended and restated as of February 25, 2015. A description of the Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2015 (the “Proxy Statement”), in the section entitled “Item 4. Approval of the Amended and Restated AOL Inc. Annual Incentive Plan for Executive Officers,” which is incorporated herein by reference. This description is qualified in its entirety by reference to a copy of the Plan attached to the Proxy Statement as Annex A.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Company held the Annual Meeting on May 27, 2015.

(b) The Company’s stockholders considered four proposals, each of which is described in more detail in the Proxy Statement. The matters voted upon at the Annual Meeting and the results of the votes were as follows:

Item 1.	Election of Directors.

All of the nominees for director named in the Proxy Statement were elected, and the voting results are set forth below:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Tim Armstrong	62,757,503	1,042,192	73,907	8,141,677
Eve Burton	63,503,035	294,599	76,015	8,141,677
Richard Dalzell	63,762,170	34,890	76,589	8,141,677
Alberto Ibargüen	63,407,402	389,728	76,471	8,141,677
Hugh Johnston	63,761,110	36,187	76,352	8,141,677
Dawn Lepore	63,759,733	38,395	75,521	8,141,677
Patricia Mitchell	63,179,065	617,839	76,745	8,141,677
Fredric Reynolds	63,761,511	35,995	76,143	8,141,677
James Stengel	63,759,058	38,713	75,878	8,141,677

Item 2. Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2015.

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015 was approved, and the voting results were as follows:

For	71,441,136
Against	429,902
Abstain	144,288
Broker Non-Votes	0

Item 3.	Advisory Vote on Executive Compensation.

Our stockholders approved, on a non-binding advisory basis, our executive compensation as described in the Proxy Statement, and the voting results were as follows:

For	63,112,738
Against	660,492
Abstain	100,419
Broker Non-Votes	8,141,677

Item 4.	Amended and Restated AOL Inc. Annual Incentive Plan for Executive Officers.

Our stockholders approved the Amended and Restated AOL Inc. Annual Incentive Plan for Executive Officers (the “Plan”). The results of the vote on the approval of the Plan were as follows:

For	63,138,429
Against	629,084
Abstain	106,136
Broker Non-Votes	8,141,677

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AOL INC.

By:	/s/ Julie Jacobs
Name:	Julie Jacobs
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: May 28, 2015

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